UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                November 21, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-13794                                   13-3818402
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    (Commission File Number)                (IRS Employer Identification No.)

      1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                         08401
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   (Address of Principal Executive Offices)            (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                   TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            33-90786                               13-3818407
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    (Commission File Number)            (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                        08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             33-90786-1                                    13-3818405
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                             08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           The information included in Item 5.02 of this Current Report on Form 8-K and the employment agreement attached as Exhibit 10.1 hereto are incorporated by reference into this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On November 21, 2005, Trump Entertainment Resorts, Inc. (the "Company") issued a press release (the "Press Release") announcing the appointment of Dale R. Black as an Executive Vice President and the Chief Financial Officer of the Company, effective November 17, 2005 (the "Effective Date"). The Company also announced in the Press Release that, as of the Effective Date, Francis X. McCarthy, Jr. will continue with the Company as an Executive Vice President and Financial Controller. Prior to the Effective Date, Mr. McCarthy served as an Executive Vice President and Chief Financial Officer of the Company. Attached as Exhibit 99.1 hereto is the Press Release.

           The Company and Trump Entertainment Resorts Holdings, L.P. entered into an employment agreement with Mr. Black, dated November 14, 2005 (the "Employment Agreement"). The Employment Agreement, which is included as Exhibit
10.1 hereto, is incorporated herein by reference into this Item 5.02.

           Pursuant to the Employment Agreement, Mr. Black will receive an annual base salary of $350,000, subject to annual review and adjustment by the Company (the "Annual Base Salary"). Mr. Black will be eligible to receive an annual incentive bonus equal to an amount ranging from 60% to 100% of the Annual Base Salary (the "Target Bonus") upon achievement of certain financial parameters to be determined and approved by the Compensation Committee of the Company's Board of Directors.

           In January 2006, Mr. Black will receive 32,000 restricted shares of common stock of the Company, par value $0.001 per share, under the Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan, with all restrictions lapsing in one-third increments on each of January 30, 2007, 2008 and 2009.

           Under the terms of the Employment Agreement, Mr. Black will be reimbursed for the cost of up to fifty-two (52) round trip airline tickets from Atlantic City, New Jersey or Philadelphia, Pennsylvania to St. Louis, Missouri or an equivalent destination during the first two years of his employment. In addition, Mr. Black is entitled to receive up to $50,000 in relocation expenses. Mr. Black is entitled to reimbursement of reasonable legal fees and expenses incurred in negotiating the Employment Agreement.

           Pursuant to the Employment Agreement, Mr. Black is subject to certain non-competition obligations in the event Mr. Black's employment is terminated. In the event Mr. Black's employment is terminated by the Company for "Cause" (as defined in the Employment Agreement) or voluntarily by Mr. Black "Without Good Reason" (as defined in the Employment Agreement), Mr. Black is entitled to receive a payment equal to the remainder his Annual Base Salary and accrued vacation time through the date of termination of his employment.

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
           In the event Mr. Black's employment is terminated by the Company "Without Cause" (as defined in the Employment Agreement") or by Mr. Black with "Good Reason" (as defined in the Employment Agreement), Mr. Black will be entitled to receive over the next fifty-two (52) weeks (i) payment of one year's Annual Base Salary over such fifty-two week period, (ii) accrued and unused vacation through the date of termination, (iii) a pro rata portion of the Target Bonus for the then current year based on performance of the Company to be paid in the following year when bonuses are normally distributed by the Company, provided that all such payments are subject to the Company receiving a "Release" (as defined in the Employment Agreement) from Mr. Black.

           In the event Mr. Black's employment is terminated by the Company "Without Cause" or by Mr. Black with "Good Reason", following a "Change of Control" (as defined in the Employment Agreement), then, subject to the condition that Mr. Black execute the Release, Mr. Black may, at his option and in lieu of the benefits described in (i), (ii) and (iii) in above, elect to receive a lump sum payment in cash in an amount equal to twelve (12) months of Annual Base Salary and Target Bonus to be paid within thirty (30) days following the termination of his employment.

           Mr. Black, age 42, had served as the Senior Vice President and Chief Financial Officer of Argosy Gaming Company from April 1998 through November 2005. From April 1993 to March 1998, Mr. Black served as Corporate Controller of Argosy Gaming Company.


ITEM 7.01      REGULATION FD DISCLOSURE.

           The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is the Press Release issued by the Company on November 21, 2005.

ITEM 9.01      FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         10.1 Employment Agreement, dated November 14, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and Dale Black

         99.1       Press Release, dated November 21, 2005





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRUMP ENTERTAINMENT RESORTS, INC.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary

Date:  November 21, 2005
                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary

Date: November 21, 2005


                                  TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary
Date: November 21, 2005



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
                                  EXHIBIT INDEX

         No.        Description
         ---        -----------

        10.1 Employment Agreement, dated November 14, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and Dale Black

        99.1        Press Release, dated November 21, 2005














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